                                                                   Exhibit 10.27

January 11, 2001


Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention: Mr. Patrick Johnston

       SUBJECT: AMENDMENT 3 TO SOW#1 OF THE IBM/BROCADE GOODS AGREEMENT ROC-P-68

Dear Patrick:

       This letter serves as Amendment Number 3 to SOW#1 of the Goods Agreement ROC-P-68 which the parties thereto do mutually agree to amend as follows:

       1. Section 2.1, Pricing, delete pricing table in its entirety and replace with the following table:

-------------------------------------------------------------------------------------------------
IBM P/N / NUMA-QP/N              BROCADE P/N                   DESCRIPTION            UNIT PRICE
-------------------------------------------------------------------------------------------------
[*]                              [*]                   8-port Fibre Channel Switch        [*]
                                                       Single Power Supply
                                                       (SW2400) Includes SES, Web
                                                       tools, Zoning and Fabric
                                                       Watch - whole unit switch
                                                       Product
-------------------------------------------------------------------------------------------------
[*]                              [*]                   16 Port Fibre Channel              [*]
                                                       Switch Single Power Supply
                                                       (SW2800) Includes SES, Web
                                                       tools, Zoning and Fabric
                                                       Watch - whole unit switch
                                                       Product
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Silkworm 2000 Power Supply         [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Mainboard, SW 2400 (8-port)        [*]
* See Below
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Fan Tray, SW 2400 (8-port)         [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Chassis, SW 2400 (8-port)          [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Mainboard, SW 2800 (16-port)       [*]
* See Below
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Fan Tray, SW 2800                  [*]
-------------------------------------------------------------------------------------------------


* Certain information on this pages has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

-------------------------------------------------------------------------------------------------
IBM P/N / NUMA-QP/N              BROCADE P/N                   DESCRIPTION            UNIT PRICE
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                       (16-port)
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Chassis, SW 2800 (16-port)         [*]
                                                       with operator panel / LCD
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Quick Loop License                 [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Fabric Watch License               [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Extended Fabrics                   [*]
-------------------------------------------------------------------------------------------------
[*]                              [*]                   Remote Switch                      [*]
-------------------------------------------------------------------------------------------------

All prices are in U.S. dollars.

       2. Section 2.1, Pricing, add the following sentence below the pricing table:

       * Buyer and Supplier will determine a [*] process to enable the firmware licenses that Buyer's end use customer is [*]on a Mainboard replaced during servicing."

       3. Section 2.1, Pricing, delete in it entirety paragraphs one and two and replace with the following:

       "If Buyer purchases [*] Products in any combination [*], then Buyer will receive a [*] products [*].

       If Buyer purchases [*] Products in any combination [*], then Buyer will receive a [*] products [*]."


* Certain information on this pages has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

       The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

       Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

ACCEPTED AND AGREED TO:                                ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION            BROCADE COMMUNICATIONS SYSTEMS, INC.


By:                                                    By:
    ---------------------------------------            ---------------------------------------
    Authorized Signature                               Authorized Signature

    ---------------------------------------            ---------------------------------------
    Date                                               Date


    ---------------------------------------            ---------------------------------------
    Type or Print Name                                 Type or Printed Name


    ---------------------------------------            ---------------------------------------
    Title & Organization                               Title & Organization


* Certain information on this pages has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.